                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934*

Date of report (Date of earliest event reported)  November 15, 2005
                                                 -------------------------------

                         Finlay Fine Jewelry Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                   33-59380                13-3287757
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(State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                  File Number)          Identification No.)

529 Fifth Avenue, New York, New York                                      10017
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code   (212) 808-2800
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

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*    The Registrant is not subject to the filing requirements of Section 13 or
     15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this
     Current Report on Form 8-K.

ITEM 8.01         OTHER EVENTS.

         On November 15, 2005, Finlay Enterprises, Inc. ("Finlay Enterprises"),
the parent of Finlay Fine Jewelry Corporation (the "Registrant"), issued a press release to announce the signing of a new three year agreement with Federated
Department Stores, Inc. for the four Macy's divisions in which the Registrant currently operates, Macy's South, Macy's Midwest, Macy's North and Macy's
Northwest. A copy of the press release is attached as Exhibit 99.1 to this
Current Report on Form 8-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

                  EXHIBIT NO.      DESCRIPTION
                  -----------      -----------
                  99.1             Finlay Enterprises, Inc. press release dated
                                   November 15, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FINLAY FINE JEWELRY CORPORATION

Date:  November 15, 2005            By:  /s/ Bruce E. Zurlnick
                                        ----------------------------------------
                                         Bruce E. Zurlnick
                                         Senior Vice President, Treasurer and
                                         Chief Financial Officer